Exhibit 10.69
AMENDMENT NO. 7 TO
AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT
BY AND BETWEEN
ASCENSION HEALTH AND R1 RCM HOLDCO INC.
    This Amendment No. 7 to the Master Professional Services Agreement (this “Amendment”) by and between Ascension Health (d/b/a Ascension Healthcare) (“Ascension Health”) and R1 RCM Holdco Inc. (f/k/a R1 RCM Inc., f/k/a Accretive Health, Inc.) (“Supplier”) is entered into effective retroactively as of July 1, 2022 (the “Amendment Effective Date”). Ascension Health and Supplier are sometimes referred to in herein as a “Party” or collectively as the “Parties”. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the MPSA (as defined below).
    WHEREAS, the Parties entered into that certain Amended and Restated Master Professional Services Agreement, dated February 16, 2016, (as amended, restated, supplemented or otherwise modified, the “MPSA”), which sets out a framework pursuant to which Supplier and Ascension Health and other Eligible Recipients may enter into Supplements for the provision of Services by Supplier; and
WHEREAS, the Parties desire to amend and restate in its entirety Exhibit 4-B (Incentive Fees for Dependent Services) to the MPSA, and make certain other changes as set forth in this Amendment.
    NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.Incentive Fees
Effective as of [*****], Exhibit 4-B (Incentive Fees for Dependent Services) to the MPSA is hereby amended in its entirety and restated with Addendum 1 attached hereto.
2.Updated Notice
Supplier’s addresses for delivery of notices, as set forth in Section 21.3 of the MPSA is hereby deleted in its entirety and replaced with the below.

R1 RCM Holdco Inc. Attention: Legal Department 433 W. Ascension Way, 2nd Floor Murray, Utah 84123-2790
With a copy to: legal@r1rcm.com
3.Miscellaneous
3.01The Parties agree and acknowledge that, except as otherwise expressly amended by this Amendment, (a) the MPSA remains in full force and effect according to its terms and conditions, (b) except as expressly set forth herein, this Amendment shall not affect any rights of a Party that accrued with respect to the MPSA prior to the Amendment Effective Date and (c) this Amendment shall not release a Party from any obligations, liabilities, or other claims that may have arisen under the MPSA prior to the Amendment Effective Date.
3.02This Amendment may be executed in several counterparts, all of which taken together will constitute one single agreement between the Parties.

[signature page follows]

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

Agreed to and Accepted by:

R1 RCM Holdco Inc. (f/k/a R1 RCM Inc.) By: /s/ John Sparby Name: John Sparby Title: Executive Vice President and Chief Operating Officer Date: October 25, 2023
Ascension Health (d/b/a Ascension Healthcare)

By:    /s/ Jon Sohn

Name:    Jon Sohn

Title: Senior Vice President, Chief Revenue Officer, Ascension, on behalf of Ascension Health d/b/a Ascension Healthcare

Date: September 28, 2023

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

Addendum 1
Exhibit 4-B

Incentive Fees for Dependent Services

Any provisions with respect to payments for Discrete Initiatives (as defined in the Prior MPSA) shall be null and void as of the Effective Date and have no effect under this MPSA.

1.Incentive Payments
1.1.General. As part of its revenue cycle offering, Supplier will deliver a set of core strategies and management services designed to improve and optimize Eligible Recipient’s revenue cycle operations. Each Eligible Recipient shall pay to Supplier a Balance Sheet Incentive Payment and an Income Statement Incentive Payment, in each case subject to, and in accordance with, the terms of this Exhibit 4-B. Whether Supplier qualifies for a Balance Sheet Incentive Payment and/or an Income Statement Incentive Payment will be determined by measuring Supplier’s Actual Performance against a pre-determined and mutually agreed set of Operating Metrics and Performance Targets for each Facility Cluster operated by the Eligible Recipient. Each of the Balance Sheet Incentive Payment and Income Statement Incentive Payment will be determined on a Facility Cluster basis.
The Balance Sheet Incentive Payment and the Income Statement Incentive Payment will relate to Supplier’s ability to deliver the Services efficiently and in compliance with all applicable rules and regulations. The Performance Targets for each Eligible Recipient shall be determined in accordance with Section 3.3 below.
1.2.Calculation of Incentive Payments
For purposes of this Exhibit, the following terms will have the meanings set forth below:

“Facility” means, for purposes of this Exhibit, a hospital or similar healthcare facility of an Eligible Recipient.

“Facility Cluster” means, for purposes of this Exhibit, a Facility or group of Facilities of one or more Eligible Recipients aggregated together. Schedule 1 sets forth all of the Facility Clusters (set forth under the “Facility Cluster” column), effective as of [*****]. The Parties may mutually agree in writing to amend Schedule 1 from time to time, with or without a formal amendment to this Agreement.

“Balance Sheet Incentive Payment” means, with respect to any Facility Cluster for any Measurement Period, an amount equal to the product of: (i) the Cash Collections of such Facility Cluster for such Measurement Period, multiplied by (ii) [*****], further multiplied by (iii) the Balance Sheet Aggregate Weighted Score (as defined in Section 6 below) for such Facility Cluster for such Measurement Period.

“Income Statement Incentive Payment” means, with respect to any Facility Cluster for any Measurement Period, an amount equal to the product of: (i) the Cash Collections of such Facility Cluster for such Measurement Period, multiplied by (ii) [*****], further multiplied by (iii) the Income Statement Aggregate Weighted Score (as defined in Section 6 below) for such Facility Cluster for such Measurement Period.

* - From [*****] through [*****], with respect to each of the Presence Acute Group and the Alexian Acute Group (each as defined in Amendment No. 6 to the MPSA, dated July 1, 2022), the numeral in sub-clause
(ii) in each of the definitions of “Balance Sheet Incentive Payment” and “Income Statement Incentive Payment” in this Exhibit 4-B was [*****] instead of [*****].

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

2.Operating Metrics Scorecard
2.1.General. An Operating Metrics Scorecard will be utilized to determine the Income Statement Aggregate Weighted Score and Balance Sheet Aggregate Weighted Score for each Facility Cluster of each Eligible Recipient receiving Services for each Measurement Period in order to determine the amount of any Balance Sheet Incentive Payment and/or Income Statement Incentive Payment earned by Supplier for such Measurement Period. The Operating Metrics Scorecard will be populated with the requisite financial performance data from the Eligible Recipient’s patient accounting system(s) using the Crowe RCA System. The Crowe RCA System is a decision support tool that has been deployed in a standard fashion across Ascension Health. The Crowe RCA System will be the sole source of data for the Operating Metrics Scorecard. The Operating Metrics Scorecard will also include the supporting information that is used to determine the Balance Sheet Aggregate Weighted Score and the Income Statement Aggregate Weighted Score.
2.2.Metrics. The Operating Metrics are comprised of the (9) revenue cycle operating metrics set forth in the table below:

#	Metric	Category	Numerator	Denominator
2)	[*****]	[*****]	[*****]	[*****]
4)	[*****]	[*****]	[*****]	[*****]
5)	[*****]	[*****]	[*****]	[*****]
7a)	[*****]	[*****]	[*****]	[*****]
7b)	[*****]	[*****]	[*****]	[*****]
8a)	[*****]	[*****]	[*****]	[*****]
8b)	[*****]	[*****]	[*****]	[*****]
9a)	[*****]	[*****]	[*****]	[*****]
9b)	[*****]	[*****]	[*****]	[*****]

For clarity, Metric Nos. 1, 3, 6, and 10 have been removed.

A more detailed definition for each metric is provided in Appendix A

By mutual agreement, an Eligible Recipient and Supplier may elect not to utilize one or more Operating Metrics if it is determined that the underlying data is not accurate or is not available to support the timely calculation of performance. Upon such election, subject to Section 5.1 below, such Eligible Recipient shall determine the manner in which the weight previously assigned to such Operating Metric is reallocated among the remaining Operating Metrics; provided, however, that (i) in no case shall the total weight allocated to the Income Statement Operating Metrics exceed [*****] and (ii) the total weight placed on all Operating Metrics shall remain 100%. Such Eligible Recipient shall provide prompt notice to Supplier of such re-allocation, and such re-allocation shall be effective for all Measurement Periods ended on or after the date of such notice.
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

3.Target Setting Process
3.1.General. Each Eligible Recipient and Supplier will calculate the Performance Targets in accordance with this Section 3.1 and Sections 3.2 and 3.3 below for each Operating Metric in the Operating Metrics Scorecard. The Performance Target for each Operating Metric that is designated as an Income Statement Performance Metric in the table in Section 2.2 above (each, an “Income Statement Performance Metric”) shall be calculated using a [*****] measurement period. In order to account for calendar and seasonal variances that can affect AR management from period to period, the Performance Target for each Performance Metric designated as a Balance Sheet Performance Metric in the table in Section 2.2 above (each, a “Balance Sheet Performance Metric”) shall be calculated, at the applicable Eligible Recipient’s election, either (i) using a quarterly average measured over a twelve month measurement period (an “Annual BS Performance Target”) or (ii) using separate data from each fiscal quarter to calculate a unique quarterly Performance Target for Measurement Periods corresponding with the same fiscal quarter in future years (a “Quarterly BS Performance Metric”). Each Current Book Eligible Recipient shall notify Supplier of such election on or prior to February 29, 2016.
3.2.Balance Sheet Operating Metrics – Payer Level Targets.
The Performance Targets for each of (i) Performance Metric #5 ([*****]) and (ii) Performance Metric #7a ([*****]) shall be set at the payer group level (i.e., separate Performance Targets with respect to each payer group). An overall Performance Target for a Facility Cluster for such Operating Metrics will be calculated for each Facility Cluster as the weighted average (based on payer mix) of each payer group specific Performance Target, with such weighted average calculation (but not the payer-level Performance Targets) to be recalculated each Measurement Period based on changes in payer mix at each applicable Facility Cluster in accordance with Subsections (b) and (c) below. For the avoidance of doubt, Performance Targets for Operating Metric # 4 ([*****]) and # 7b ([*****]) shall be calculated in the aggregate (i.e., Facility Cluster level) and not at the payer level and will not be subject to any adjustment based on payer mix.
(a)The following six (6) payer groups shall be utilized in setting payer level Performance Targets for Metric #5 ([*****]): (1) [*****], (2) [*****], (3) [*****], (4) [*****], (5) [*****] and (6) [*****]. The following five (5) payer groups shall be utilized in setting payer level Performance Targets for Metric #7a ([*****]): (1) [*****], (2) [*****], (3) [*****], (4) [*****] and (5) [*****] The payer groupings will be derived utilizing the Crowe RCA System Primary SIPG (System Insurance Provider Group) and aggregated into payer groupings as follows:

[*****]
(b)Operating Metric [*****]– Payer Mix Adjusted Performance Target Calculation
The Performance Target for Operating Metric #5 ([*****]) will be adjusted for changes in payer mix for every quarterly Measurement Period, resulting in an aggregate (i.e., Facility Cluster level) Performance Target in any Measurement Period equal to the weighted average of each of the individual payer level Performance Targets for this Operating Metric during such Measurement Period. The payer mix (i.e., the respective weighting for each payer specific Performance Target) utilized to adjust the Facility Cluster level Performance Target for any Measurement Period will be determined using Gross Patient Services Revenue for the applicable Measurement Period. The measurement of Actual Performance for this Operating Metric for any Measurement Period shall be measured in the aggregate (i.e., at the Facility Cluster level) and not at the individual payer level. An example calculation of the Performance Target for a Facility Cluster is set forth below:
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

Example Calculation	(A)	(B)	(C)	D=(B)*(C)
	Payer Mix		Target
	Gross Revenue - Measurement Period	Payer Mix - Measurement Period	Target Days by Payer	Target Days by Payor Weighted - Measurement Period
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
Performance Target				[*****]

(c)Operating Metric [*****]– Payer Mix Adjusted Performance Target Calculation
The Performance Target for Operating Metric #7a ([*****]) will be adjusted for changes in payer mix for every quarterly Measurement Period, resulting in an aggregate (i.e., Facility Cluster level) Performance Target in any Measurement Period equal to the weighted average of each of the individual payer level Performance Targets for this Operating Metric during such Measurement Period. The payer mix (i.e., the respective weighting for each payer specific Performance Target) utilized to adjust the Facility Cluster level Performance Target for any Measurement Period will be determined using Gross Patient Services Revenue for the [*****] period ending the quarter prior to the Measurement Period. The measurement of Actual Performance for this Operating Metric for any Measurement Period shall be measured in the aggregate (i.e., at the Facility Cluster level) and not at the individual payer level. An example calculation of the Performance Target for a Facility Cluster is set forth below:

Example Calculation	(A)	(B)	(C)	D=(B)*(C)
	Payer Mix		Target
	Gross Revenue – 3 mo period ending Qtr prior to Measurement Period	Payer Mix - 3 mo period ending Qtr prior to Measurement Period	Target Days by Payer	Target Days by Payor Weighted - Measurement Period
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
Performance Target				[*****]

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

3.3.Eligible Recipient Performance Targets.
Eligible Recipient Performance Targets will be calculated for each of the nine (9) Operating Metrics at the site level (e.g., for each Facility Cluster) in accordance with this Exhibit 4-B. Performance Targets will be calculated for each Additional Book Eligible Recipient and New ABM prior to the applicable Supplement Commencement Date, except as otherwise provided in this Section 3.3, and will remain in effect unchanged (other than the payer mix adjustments described in Section 3.2 above) unless modified in accordance with the process set forth in Section 3.4 below. The Performance Targets for each Operating Metric for the Current Book Eligible Recipients will be calculated in accordance with Sections 3.1 and 3.2 above using such Eligible Recipient's average [*****] during the applicable portion (i.e., quarterly periods or annual, in accordance with Sections 3.1 and 3.2 above) of such Eligible Recipient's [*****]. For Additional Book Eligible Recipients and New ABMs, except as otherwise provided in this Section 3.3, the Performance Targets will be calculated in accordance with Sections 3.1 and 3.2 above using such Eligible Recipient's average [*****] during the applicable portion (i.e., quarterly periods or annual, in accordance with Sections 3.1 and 3.2 above) of such Eligible Recipient's [*****]. The calculation of Operating Metrics will utilize the same definitions, data sources, and systems during the period(s) utilized to set Performance Targets and all Measurement Periods for the Supplement Term. Any changes to the calculation or source data, definitions, or systems which the Supplier and Eligible Recipient agree are necessary to assure that the Performance Targets and the method of calculating the Performance Targets and actual Operating Metric performance fairly reflect operating performance during the Term of the Supplement will be incorporated into the Operating Metrics Scorecard on a timely basis, with such changes having effect for all subsequent Measurement Periods. Notwithstanding anything to the contrary in this Section 3.3, with respect to any Start-Up Add-On Hospital, the Parties shall determine the baseline period for calculation of Performance Targets for each Operating Metric for each such Start-Up Add-On Hospital. [*****].
3.4 Eligible Recipient Performance Target Reset

The Parties will work in good faith during the twelve (12) months prior to the following effective dates to discuss any applicable revisions to the following aspects of the Incentive Fees:
(a) effective as of [*****]: [*****];
(b) effective as of [*****]: [*****]; and
(c) effective as of [*****]: [*****].

The baseline reset methodology to be discussed will allow the Performance Target for each Operating Metric to increase or decrease, and may reflect or be derived from the following as mutually agreed upon information and factors:
-Then-current Ascension Rolling Forecast improvement targets;
-External benchmarks; and/or
-Then-current performance (e.g., resetting the Performance Target levels to be equal to the mid-point between the prior Performance Target level and the trailing twelve month Actual Performance for each Incentive Metric value such that, if the prior Performance Target on Operating Metric A, where a higher number indicates improved performance, is 20 and the current performance level is 40, the “reset” Performance Target could become 30).

Any adjustment to Performance Targets resulting from this Section 3.4 must be mutually agreed, shall apply prospectively only and shall not be applied to Measurement Periods preceding the written agreement of the Parties with respect to such adjustment.

4.Upper and Lower Bound
In additional to calculating Performance Targets for each Operating Metric, Eligible Recipient and Supplier determine an Upper Bound and a Lower Bound for each Operating Metric in accordance with section 8.5 below. The Lower Bound target and the Upper Bound target shall be at the same distance from the Performance Target.
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

The Lower Bound and Upper Bound define the relative percentage decrease/increase in value that will be assigned to each Operating Metrics Scorecard metric based on Supplier’s Actual Performance relative to target. This calculation is defined in section 6.C below.
5.Eligible Recipient Metric Weighting
5.1.General. A weight is assigned to each metric in the Operating Metrics Scorecard of at least [*****] percent ([*****]) but no more than [*****] percent ([*****]) to each metric. The sum of assigned weights for the in-scope metrics in the Operating Metrics Scorecard must equal one hundred percent (100%).
5.2.Initial Weighting. For purposes of calculating each Weighted Score, each Operating Metric shall be assigned the relative weight set forth opposite such Operating Metric in the table below.

Weighting
Metric 1	Metric Removed	Removed
[*****]	[*****]	[*****]
Metric 3	Metric Removed	Removed
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
Metric 6	Metric Removed	Removed
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
Metric 10	Metric Removed	Removed

5.3.RESERVED
5.4.Ascension Health Metric Weight Reset
Ascension Health and Supplier may reset the weighting for the Operating Metrics to the extent such changes are mutually agreed by Ascension Health and Supplier.

6.Operating Metric Scorecard Performance
An Operating Metric report card will be generated at the end of each Measurement Period summarizing Supplier’s overall Operating Metrics Scorecard performance for the Measurement Period, including the Balance Sheet Aggregate Weighted Score and Income Statement Aggregate Weighted Score.

Key Definitions

a)“Actual Performance” - The actual result achieved for an Operating Metric during the Measurement Period.

b)“Lower Bound” - means, with respect to any Operating Metric, the Actual Performance for such Operating Metric that would result in a Performance Score for such Operating Metric of [*****].

c)“Performance Score”** - means the percentage value assigned to the Operating Metric based on the relationship of the Actual Performance for the Operating Metric as compared to the
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

Performance Target metric value as measured based on the relationship between the Performance Target and the Lower Bound and the Upper Bound. The Performance Score range for any one Operating Metric may not be greater than [*****] or less than [*****].

For any Operating Metric, the Performance Score resulting from Actual Performance shall equal the sum of:
(i)the product of (x) a fraction, the numerator of which is [*****]1 and the denominator of which is the result of the Upper Bound for such Operating Metric less the Performance Target for such Operating Metric) multiplied by (y) the result of the Actual Performance for such Operating Metric less the Performance Target for such Operating Metric;

plus

(ii)[*****].
For further clarity, the formula above expressed mathematically is:

[([*****])/(Upper Bound – Performance Target)*(Actual Performance – Performance Target)] + [*****]

An example of such calculation of Performance Score is set forth below:

Example calculation for Operating Metric [*****]
	Percent of Target	Operating Metric Result
Lower Bound	[*****]	[*****]
Target	[*****]	[*****]
Upper Bound	[*****]	[*****]
Actual Performance		[*****]
Performance Score is the result of [([*****]
Performance Score	[*****]

** - From [*****] through [*****], with respect to each of the Presence Acute Group and the Alexian Acute Group, the definition of “Performance Score” was as follows:

“Performance Score” means the percentage value assigned to the Operating Metric based on the relationship of the Actual Performance for the Operating Metric as compared to the Performance Target and the Lower Bound and the Upper Bound, based on the following calculation. For any Operating Metric, the Performance Score resulting from Actual Performance shall equal the result of the following equation (expressed as a percentage): the sum of (A) the result of (x) the difference of the Actual Performance with respect to such Operating Metric minus the Performance Target, divided by (y) the difference of the applicable Upper Bound minus the applicable Performance Target, which result will be multiplied by (z) [*****], and (B) [*****].
1 The 50% numerator of this fraction is derived from subtracting the [*****]% mid-point from the [*****]% Upper Bound.
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

[*****] = Performance Score

For example, an Actual Performance of [*****] for an Operating Metric that has a Lower Bound of [*****], a Performance Target of [*****] and an Upper Bound of [*****] would result in a Performance Score of [*****] since:
[*****]
Notwithstanding the foregoing, the maximum Performance Score is [*****] and the minimum Performance Score is [*****]

d)“Performance Target”*** – means, with respect to any Operating Metric, the Actual Performance for such Operating Metric that would result in a Performance Score for such Operating Metric of [*****]

*** - From [*****] through [*****], with respect to each of the Presence Acute Group and the Alexian Acute Group, the definition of “Performance Target” was as follows:

“Performance Target” means, with respect to any Operating Metric, the Actual Performance for such Operating Metric that would result in a Performance Score for such Operating Metric of the [*****] expressed as a percentage.

e)“Weighted Score” - means the result of multiplying the Performance Score by the assigned weight for each Operating Metric as set forth in Section 5.2 above.
f)“Upper Bound” - means, with respect to any Operating Metric, the Actual Performance for such Operating Metric that would result in a Performance Score for such Operating Metric of [*****].

g)“Balance Sheet Aggregate Weighted Score” - means, for any Facility Cluster for any Measurement Period, the sum of the Weighted Scores for each Balance Sheet Operating Metric for such Facility Cluster and such Measurement Period.

h)“Income Statement Aggregate Weighted Score” - means, for any Facility Cluster for any Measurement Period, the sum of the Weighted Scores for each Income Statement Operating Metric for such Facility Cluster and such Measurement Period.

Example Facility Cluster - Quarterly Operating Metric Scorecard below:

[*****]

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

7.Timing of Calculation
The Operating Metrics Scorecard for each Eligible Recipient will be calculated at the end of each Measurement Period. For Income Statement Operating Metrics the calculation will be a rolling average effective from the first day of the applicable Eligible Recipient’s fiscal year, and will reset annually on the first day of each subsequent fiscal year of such Eligible Recipient (e.g. an Eligible Recipient’s third fiscal quarter measurement would reflect fiscal year to date performance for the first three quarters of the fiscal year). The Income Statement Operating Metrics will be measured quarterly, on a cumulative basis within any single Ascension Fiscal Year and the resulting Income Statement Incentive Payment will be paid quarterly, independent of the measurement, billing and payment of the Balance Sheet Operating Metrics and the Balance Sheet Incentive Payment related thereto. For Balance Sheet Operating Metrics the calculation of Actual Performance will reflect active AR values at the end of each Measurement Period which will be deemed final for each quarter. The Balance Sheet Operating Metrics will be measured quarterly, on a non-cumulative basis and the resulting Balance Sheet Incentive Payment will be paid quarterly, in each case independent of the measurement, billing, and payment of the Income Statement Operating Metrics. The table below provides a summary of key concepts outlined above.

#	Metric	Target	Calculation	Financial Statement
1)	Metric Removed
2)	[*****]	[*****]	[*****]	[*****]
3)	Metric Removed
4)	[*****]	[*****]	[*****]	[*****]
5)	[*****]	[*****]	[*****]	[*****]
6)	Metric Removed
7a)	[*****]	[*****]	[*****]	[*****]
7b)	[*****]	[*****]	[*****]	[*****]
8a)	[*****]	[*****]	[*****]	[*****]
8b)	[*****]	[*****]	[*****]	[*****]
9a)	[*****]	[*****]	[*****]	[*****]
9b)	[*****]	[*****]	[*****]	[*****]
10)	Metric Removed

An illustrative example of the Income Statement metrics calculation is set forth below to illustrate the cumulative CYTD (Contract Year to Date) rolling average calculation for Income Statement metrics.

CYTD Results Through Each Quarter
Quarter	[*****]	[*****]	[*****]	[*****]	[*****]
Q1	[*****]	[*****]	[*****]	[*****]	[*****]
Q2	[*****]	[*****]	[*****]	[*****]	[*****]
Q3	[*****]	[*****]	[*****]	[*****]	[*****]
Q4	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

8.Target Setting Guidance
8.1.General.
a.For Current Book Eligible Recipients, unless otherwise agreed by Supplier and Ascension Health, the Performance Target values for each Operating Metric were calculated in accordance with Section 3.3 above to reflect [*****]. For the Additional Book Eligible Recipients and New ABMs, unless otherwise agreed by Supplier and Ascension Health, the Performance Target values for each Operating Metric were calculated in accordance with Section 3.3 above to reflect the [*****] (“Historical Performance”). The foregoing calculations were made notwithstanding Section 3.4 above. The Crowe RCA System shall be the primary source for establishing the Eligible Recipient’s Actual Performance.
b.The targets for Add-On Hospitals shall be determined as follows:
(i)The Parties will agree to assign each Add-On Hospital to a Facility Cluster and the corresponding Supplement. For [*****] following the Commencement Date of the applicable Eligible Recipient, the Add-On Hospital shall be assigned the [*****].
(ii)Beginning in [*****] following the Commencement Date for the applicable Eligible Recipient, the Add-On Hospital will be treated (and performance at such Add-On Hospital measured) in the same manner as all other Facilities within the applicable Facility Cluster.
8.2.Intentionally Deleted.
8.3.Intentionally Deleted
8.4.Performance Range. Once a Performance Target ([*****]) is established for each Operating Metric for each Eligible Recipient, a Lower Bound ([*****]) and Upper Bound ([*****]) performance range for each Operating Metric will be established in accordance with Section 4 above and Section 8.5 below.
8.5.Principles. The table below**** summarizes the method for establishing the Performance Target, and the Upper Bound and Lower Bound for each Operating Metric. The applicable Eligible Recipient and Supplier will establish an Upper Bound and Lower Bound for each Operating Metric in accordance with the method provided in below table, unless otherwise agreed by such Eligible Recipient and Supplier.

#	Metric	[*****] Target	Target ([*****])	[*****] Target
1)	Metric Removed
2)	[*****]	[*****]	Pursuant to section 3.3	[*****]
3)	Metric Removed
4)	[*****]	[*****]	Pursuant to section 3.3	[*****]
5)	[*****]	[*****]	Pursuant to section 3.3	[*****]
6)	Metric Removed
7a)	[*****]	[*****]	Pursuant to section 3.3	[*****]
7b)	[*****]	[*****]	Pursuant to section 3.3	[*****]
8a)	[*****]	[*****]	Pursuant to section 3.3	[*****]
8b)	[*****]	[*****]	Pursuant to section 3.3	[*****]
9a)	[*****]	[*****]	Pursuant to section 3.3	[*****]
9b)	[*****]	[*****]	Pursuant to section 3.3	[*****]
10)	Metric Removed

**** - From [*****] through [*****], with respect to each of the Presence Acute Group and the Alexian Acute Group, instead of the above table, the below table was in effect.

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

#	Metric	[*****] Target	Target ([*****])	[*****] Target
1)	Metric Removed
2)	[*****]	[*****]	Pursuant to section 3.3	[*****]
3)	Metric Removed
4)	[*****]	[*****]	Pursuant to section 3.3	[*****]
5)	[*****]	[*****]	Pursuant to section 3.3	[*****]
6)	[*****]	[*****]	Pursuant to section 3.3	[*****]
7)	[*****]	[*****]	Pursuant to section 3.3	[*****]
8a)	[*****]	[*****]	Pursuant to section 3.3	[*****]
8b)	[*****]	[*****]	Pursuant to section 3.3	[*****]
9)	[*****]	[*****]	Pursuant to section 3.3	[*****]
10)	Metric Removed

9.Timetable for Target Setting
9.1.General.
(a)For Current Book Eligible Recipients, Performance Targets, Upper Bounds and Lower Bounds will be (or were) calculated no later than (x) with respect to each Current Book Eligible Recipient, March 31, 2016 and (y) with respect to each Additional Book Eligible Recipient and New ABMs, no later than the commencement of Services to such Eligible Recipient pursuant to the MPSA.
(b)No later than sixty (60) days following the Effective Date, Supplier and Ascension Health shall append an annex to this Exhibit 4-B setting forth for each Current Book Eligible Recipient:
(i)The elections of such Eligible Recipient for the use of Annual BS Performance Target or Quarterly BS Performance Targets for each Balance Sheet Operating Metric pursuant to Section 3.1 above; and
(ii)The Performance Target, Lower Bound and Upper Bound for each Operating Metric at each Facility.
(c)In the event the Performance Target, Upper Bound and Lower Bound have not been determined for any Eligible Recipient by the date applicable to such Eligible Recipient under Section 9.1(a) above, the Performance Score for each Operating Metric for such Eligible Recipient shall be deemed to be [*****] for all Measurement Periods until such Performance Targets, Upper Bounds and Lower Bounds have been determined (with such actual determined Performance Targets, Upper Bounds and Lower Bounds becoming effective for all Measurement Periods subsequent to such determination).
10. Review and Invoicing Process
Step 1:     Operating Metric Scorecard will be provided and distributed by Ascension Health from the Crowe RCA System by the [*****] calendar day of the month following the end of each Measurement Period.

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

Step 2:    Eligible Recipient and Supplier will have [*****] calendar days from the delivery of an Operating Metric Scorecard to review such Operating Metric Scorecards for the Eligible Recipient’s Facilities, perform audits of RCA data as appropriate, and work to reach agreement on the Operating Metrics Scorecards for the Measurement Period. In the event that a potential error is identified in the Operating Metrics Scorecard, which error may, as determined by either Party, have a material impact on the measurement of the scorecard performance for the period, the Parties will work to identify the range of impact of the potential error and shall establish a mutually agreed upon plan to review and resolve such potential error, which error will be resolved effective retroactively as of the date that the error impacted the applicable measurement. Absent exceptional circumstances, the Parties will work to resolve all such issues within [*****] days.

Step 3:    Supplier will invoice Eligible Recipient for the Balance Sheet Incentive Payment and Income Statement Incentive Payment for its Facilities no later than the [*****] calendar days following the end of the Measurement Period (quarter) for which such Balance Sheet Incentive Payment and Income Statement Incentive Payment accrued. The invoice shall not include amounts associated with unresolved potential errors identified Step 2 above.

Step 4:    Balance Sheet Incentive Payments and Income Statement Incentive Payments shall be jointly reviewed quarterly by the Eligible Recipient and Supplier promptly following the delivery of Operating Metric performance results by Supplier to Ascension Health. To the extent that neither Party delivers written notice of objection to such results within [*****] days following such delivery to Ascension Health, the performance results and the resulting Incentive Fees shall be final and binding on the applicable parties.

11. Governance Principles
a.General. Eligible Recipient(s) agree to promptly notify Supplier of any proposed changes to the Crowe RCA System that might impact any of the revenue cycle operating metrics including but not limited to the introduction of new transaction codes, changes to the transaction code mapping tables, or the processes and scripts used in calculating the individual metrics. Supplier will have sufficient time to review, discuss and concur with the proposed changes before they are implemented.
b.Notification. Supplier agrees to promptly notify Eligible Recipient(s) of any proposed changes in the processes or technology under their management that might impact any of the revenue cycle operating metrics including but not limited to the use of transaction codes or management of accounts receivables. Eligible Recipient will have sufficient time to review and discuss the proposed changes before they are implemented.
c.Records. Supplier and Eligible Recipient will maintain a reconciled record of the key assumptions used to derive targets and/or make decisions to support development and management of the Operating Metrics Scorecard.
d.Supplier Access. Supplier will be given access to the RCA database to review, reconcile and validate the data used to populate the Operating Metrics Scorecard. Supplier will have the right to audit the RCA database. In the event the Supplier’s auditor requires information regarding or from the database or access to the database in connection with its audit related to Supplier’s financial or operating controls, Ascension Health shall reasonably cooperate with Supplier to secure that information for Supplier’s auditors. Any data or database deficiencies will be addressed by Eligible Recipient in a timely manner.
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

e.Adjustments to Measurement Metrics. When appropriate, Eligible Recipient and Supplier can mutually agree to adjust the calculation of one or more metrics when market events or actions outside of either Party’s control compromise the ability to accurately compare Actual Performance to Performance Targets and/or to Historical Performance. Any such adjustments shall only take effect on a prospective basis from and after the Measurement Period during which the Parties agree to such adjustments.
f.Windfall Situations and Changes in the Environment. In the event that there is a Force Majeure Event, a material change in the environment in which the Eligible Recipients are operating their revenue cycles, or a material change in the laws and regulations that apply to Ascension Health, Supplier, or an individual Eligible Recipient which significantly impacts the economics of one or more of the Parties or frustrates the ability of a Party to perform its obligations hereunder, through no fault of its own, the applicable Party shall have the right to request that the other Party or Parties consider a fair and appropriate adjustment to the Operating Metrics Scorecard. Upon such request, Supplier and Ascension Health will discuss the impact associated with the change in circumstance, with the outcome to equitably reflect the impact on the Operating Metrics Scorecard. Examples of material matters that could affect one or more metrics on the Operating Metrics Scorecard performance include, but are not limited to, the following:
•Payor bankruptcies.
•Delayed implementation of agreed to rates between insurance company and Eligible Recipient.
•Payor initiated take backs and/or retrospective changes to previously adjudicated claims.
•A pattern of services to patients for whom Eligible Recipient is not certified by a payor to bill for such services and thus not entitled to reimbursement.
•Changes in accounting treatment (e.g., changes in netting policies on individual open patient accounts receivable balances).
•Changes in Self-Pay Discounts and/or changes in Charity Policy.
•Material shifts in gross charge pricing.
•Material growth or decline in self pay population or patient residual balance after insurance.
•Changes in accounts receivable write-off policies or Medicaid Pending aging policies
•Changes in calculation method for bad debt reserve modeling.
•Implementation of new systems outside the control of Supplier (e.g., new patient accounting system).
•Regulatory changes, including changes to the ICD nomenclature (e.g., ICD-10).

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

APPENDIX A –Metrics Calculation Methods

A.Date of Service: It is the Discharge Date for Inpatients, Admit Date for Outpatient
B.Historical [*****] Period: It is the [*****] period ending [*****] prior to the end date of the Measurement Quarter. For example, for [*****] Measurement Quarter, the Historical [*****] Period would be [*****].
C.[*****] run-out period: It is the [*****] period from the last day of the Historical [*****] Period
1.Reserved
2.Metric: [*****]
Calculation:    [*****]
Measurement Period:     [*****]
Other Notes:    [*****]
3.Reserved
4.Metric: [*****]
Calculation:    [*****]
Measurement Period:    [*****]
Other Notes:    [*****]
5.Metric: [*****]
Calculation:    [*****]
Measurement Period:    [*****]
Other Notes:    [*****]
6.Reserved
7a.    Metric: [*****]
Calculation:    [*****]
Measurement Period:    [*****]
Other Notes:     [*****]
7b.    Metric: [*****]
Calculation:    [*****]
Measurement Period:    [*****]
Other Notes:     [*****]

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

8a.    Metric: [*****]
Calculation:    [*****]
Measurement Period:    [*****]
Other Notes:    [*****]
8b.     Metric: [*****]
Calculation:    [*****]
Measurement Period:    [*****]
Other Notes:    [*****]
    9a.    Metric:     [*****]
Calculation:    [*****]
Measurement Period:    [*****]
Other Notes:    [*****]
9b.    Metric:     [*****]
Calculation:    [*****]
Measurement Period:    [*****]
Other Notes:    [*****]

FOOTNOTES
A    -    Reserved

B    -    Reserved
C    -    [*****]
-[*****]
-[*****]
-[*****]
-[*****]
-[*****]
D    -    [*****]
-[*****]
-[*****]
E    -    Reserved
F    -    Reserved
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

G    -    [*****]
-[*****]
-[*****]
H    -    [*****]
I    -    [*****]
-[*****]
[*****]
•[*****]
•[*****]
J    -    [*****]
K    -    Reserved
L    -    Reserved
M    -    [*****]
    -    [*****]
N    -    [*****]
    -    [*****]
O    -    [*****]
-[*****]
-[*****]
P    -    [*****]
    -     [*****]
Q    -    Reserved
R     -    Reserved
S    -    [*****]
-[*****]
    -    [*****]
T    -    [*****]
-[*****]
    -    [*****]
    -    [*****]
    -    [*****]
U    -    [*****]
-[*****]
    -    [*****]
    -    [*****]
    -    [*****]
V    -    [*****]
W    -    [*****]
-[*****]
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

X    -    Reserved
Y     -    Reserved
Z    -    [*****]
-[*****]

[*****]

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

SCHEDULE 1
Facility Clusters, effective as of [*****]

Ministry	Scorecard Cluster	Facility
Detroit	Detroit	Macomb
St. John Med Center
Oakland
Providence Park
St. John Providence
River District
Kalamazoo	Kalamazoo	Borgess
Lee Memorial
Gastro
Surgery
Allegan
Rochester	Flint/Rochester/Saginaw	Crittenton Hospital Medical Center
Genesys		Genesys
Saginaw		Saginaw
Standish		Standish
Tawas		Tawas City
Nashville	Nashville - Urban	St. Thomas - Midtown
St. Thomas - Rutherford
St. Thomas - West
	Nashville - Rural	Nashville Regionals
Birmingham	Birmingham	St. Vincent
East
Claire
Blount
Chilton
Austin	Austin - Suburban	Highland Lakes
Smithville
Bastrop
Edgar B Davis
Hays
Northwest
Shoal Creek
Southwest
Williamson
	Austin - Urban	Medical Center
Brackenridge / Dell Ctr UT
Dell Medical Center
Waco	Waco	Breast Center
DePaul Center
Providence Health Center
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

Tulsa	Oklahoma - Rural	Saint John Broken Arrow
Saint John Owasso Hospital
Saint John Sapulpa
Jane Phillips Medical Center
Jane Phillips Nowata Health Center
	Oklahoma - Urban	Saint John Medical Center
Wichita	Kansas - Urban	Via Christi Hospital on Saint Francis
Via Christi on Saint Teresa
Via Christi Rehabilitation Center
	Kansas - Rural	Via Christi Hospital Pittsburg
Wamego City Hospital
Mercy Regional Health Center
Mobile	Mobile	Providence
Jacksonville	Jacksonville	Riverside
Southside
Clay County
Pensacola	Pensacola	Sacred Heart
Emerald Coast
Gulf County
Bay Medical
Indianapolis	Indiana - Large Sites	StVincentHosp
StMaryMed
	Indiana - Small & Medium Sites	StVincentAndersonRegional
Carmel
StVincentKokomo
Heart
StVincentFishers
NaabRoad
Carmel ASC
Mercy
Randolph
Dunn
Clay
Salem
Williamsport
Stress
Jennings
StMaryWarrick
Endoscopy
Milwaukee	Milwaukee	Columbia/St. Mary's
Ozaukee
Sacred Heart Rehab
[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3

Wheaton	Wheaton (SE WI)	All Saints
St Joseph
St Francis
Elmbrook
Franklin
MOSH
Ministry	Milwaukee - MHS	St. Elizabeth Hospital
Mercy Medical Center
Calumet Medical Center
Baltimore	Baltimore	St. Agnes

[*****] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

163368663.3